March 4, 1996
                          PREMIER GLOBAL INVESTING, INC.
                             SUPPLEMENT TO PROSPECTUS
                                DATED MARCH 1, 1996
        THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES ANY CONTRARY INFORMATION CONTAINED IN THE FUND'S PROSPECTUS IN THE SECTION ENTITLED "MANAGEMENT OF THE FUND."
        Effective March 4, 1996, the Fund's primary portfolio manager is Ronald Chapman. Mr. Chapman has been employed by The Dreyfus Corporation since January 1996. For ten years prior thereto, he served as Vice President of the Global Strategy & Management Group for Northern Trust Company.
                                              092s030496